Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 25, 1999, included in Owens Corning's Form 10-K for the year ended December 31, 1998 and to all references to our Firm included in this registration statement.


                                                    /s/ ARTHUR ANDERSEN LLP
                                                    ARTHUR ANDERSEN LLP


Toledo, Ohio
March 15, 1999